Exhibit 99.2

HEALTHY DAIRY, LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006
(AS RESTATED)

Page(s)

Report of Independent Registered Public Accounting Firm – as restated	1

Balance Sheets as of December 31, 2007 and 2006 – as restated	2

Statements of Operations for the Years Ended December 31, 2007 and 2006 – as restated	3

Statements of Changes in Members’ Deficit for the Years Ended
December 31, 2007 and 2006 – as restated	4

Statements of Cash Flows for the Years Ended December 31, 2007 and 2006 – as restated	5

Notes to Financial Statements for the Years Ended
December 31, 2007 and 2006 – as restated	6-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of:
Healthy Dairy, LLC

We have audited the accompanying balance sheets of Healthy Dairy, LLC, as of  December 31, 2007 and 2006 and the related statements of operations, changes in members' deficit and cash flows for the years ended December 31, 2007 and 2006.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 2, 3, 6 and 8, the financial statements for the years ended December 31, 2007 and 2006 have been restated.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healthy Dairy, LLC as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

Berman & Company, P.A.

Boca Raton, Florida
January 20, 2009, except for Notes 2, 3, 6, and 8 as to which the date is May 12, 2009

551 NW 77th Street, Suite 107 • Boca Raton, FL 33467
Phone: (561) 864.4444 • Fax: (561) 892-3715
www.bermancpas.com • info@berrnancpas.corn
Registered with the PCAOB • Member AICPA Center for Audit Quality
Member American Institute of Certified Public Accountants
Member Florida institute of Certified Public Accountants

Healthy Dairy, LLC
Balance Sheets

	December 31,
	2007	2006
	as restated	as restated

Assets

Assets:
Cash	$68,819	$128,617
Accounts receivable, net of allowance of $30,000 and $0	167,318	48,101
Inventory	50,534	22,882
Total Current Assets	286,671	199,600

Total Assets	$286,671	$199,600

Liabilities and Members' Deficit

Liabilities:
Accounts payable and accrued expenses	$635,715	$59,053
Royalty payable - related party	10,150	8,131
Total Current Liabilities	645,865	67,184

Loans payable - related parties	320,273	150,000
Accrued interest payable - related parties	173	-
Total Long-Term Liabilities	320,446	150,000

Cumulative Preferred Redeemable class "B" units
(book value - $995,000 - estimated maximum redemption
amount including 8% cumulative preferred return - $2,209,240)	1,148,243	572,917

Total Members’ Deficit	(1,827,883)	(590,501)

Total Liabilities and Members’ Deficit	$286,671	$199,600

See accompanying notes to financial statements

Healthy Dairy, LLC
Statements of Operations

	For the Years Ended December 31,
	2007	2006
	as restated	as restated

Sales - net of slotting fees	$479,154	$100,228

Cost of sales	766,291	124,394

Gross loss	(287,137)	(24,166)

Operating expenses
General and administrative expenses	988,135	267,238
Total operating expenses	988,135	267,238

Loss from operations	(1,275,272)	(291,404)

Other income (expense)
Other income	80	688
Interest expense	(13,823)	-
Total other expense - net	(13,743)	688

Net loss	$(1,289,015)	$(290,716)

See accompanying notes to financial statements

Healthy Dairy, LLC
Statements of Changes in Members' Deficit
For the Years Ended December 31, 2007 and 2006

as restated

Balance December 31, 2005	$(461,785)

Class A units issued for cash - related party	200,000

Accrued preferred dividends - class B units	(38,000)

Net loss	(290,716)

Balance December 31, 2006	(590,501)

Class A units issued for cash - related party	100,000

Accrued preferred dividends - class B units	(55,327)

Contributed rent - related party	6,960

Net loss	(1,289,015)

Balance December 31, 2007	$(1,827,883)

See accompanying notes to financial statements

Healthy Dairy, LLC
Statements of Cash Flows

	For the Years Ended December 31,
	2007	2006
	as restated	as restated

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,289,015)	$(290,716)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for uncollectible accounts receivable	30,000	-
Contributed rent - related party	6,960	-
Changes in operating assets and liabilities:
(Increase) Decrease in:
Accounts receivable	(149,217)	192,899
Inventory	(27,652)	(22,882)
Increase (Decrease) in:
Accounts payable and accrued expenses	576,661	(158,435)
Accrued interest payable - related party	173	-
Other	2,018	300
Net Cash Used in Operating Activities	(850,072)	(278,834)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable - related parties	170,274	150,000
Proceeds from issuance of class "A" member units - related party	100,000	200,000
Proceeds from issuance of class "B" member units	520,000	-
Net Cash Provided By Financing Activities	790,274	350,000

Net Increase (Decrease) in Cash	(59,798)	71,166

Cash and Cash Equivalents - Beginning of Year	128,617	57,451

Cash and Cash Equivalents - End of Year	$68,819	$128,617

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Year for:
Income Taxes	$-	$-
Interest	$13,650	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Accrual of 8% preferred return on class "B" member units	$55,327	$38,000

See accompanying notes to financial statements

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Note 1	Organization and Nature of Operations

Nature of operations

Healthy Dairy, LLC (the “Company”) was formed on February 2, 2004 under the laws of the State of Delaware. The Company is a yogurt based beverage company selling non-fat yogurt smoothie products primarily to retailers.

On October 31, 2008, the Company was acquired by NXT Nutritionals, Inc., (“NXT”) an inactive private company, in a transaction that was treated as a reverse acquisition and recapitalization of Healthy Dairy, LLC.

Note 2	Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and uncertainties

The Company operates in an industry that is subject to intense competition and change in consumer demand. The Company's operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure.

The Company has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the Company competes, and (iii) the volatility of prices pertaining to food and beverages in connection with the Company’s distribution of product. These factors, among others, make it difficult to project the Company’s operating results on a consistent basis.

Cash and cash equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.  There were no cash equivalents at December 31, 2007 or December 31, 2006, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2007 and 2006, there were no balances that exceeded these limits.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Accounts receivable and allowance for doubtful accounts

Accounts receivable represents trade obligations from customers that are subject to normal trade collection terms. The Company periodically evaluates the collectability of its accounts receivable and considers the need to establish an allowance for doubtful accounts based upon historical collection experience and specific customer information. Accordingly, the actual amounts could vary from the recorded allowances. The Company does not charge interest on past due receivables. Receivables are determined to be past due based on payment terms of original invoices.

At December 31, 2007 and 2006, the Company recorded an allowance for doubtful accounts receivable of $30,000 and $0, respectively.

Inventory – as restated

Inventory is stated at the lower of cost or market using the first-in, first-out (FIFO) valuation method.

Fair value of financial instruments – as restated

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value.  For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amount reported in the balance sheet for accounts receivable, inventory, accounts payable and accrued expenses, royalty payable – related party, loans payable – related parties and accrued interest – related parties approximates its fair market value based on the short-term maturity of these instruments.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information."  During 2007 and 2006, the Company only operated in one segment; therefore, segment information has not been presented.

Revenue recognition – as restated

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition and records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured.  There is no stated right of return for products.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Sales are recognized upon shipment of products to customers. The Company allows deductions in the form of credits for products unsold during its shelf life which is on average 3 to 4 months.   The Company’s reserve for accounts receivable takes these potential future credits into consideration.  In accordance with EITF No. 01-9, expenses such as slotting fees are accounted for as a direct reduction to revenues.  During the years ended December 31, 2007 and 2006, the Company recorded slotting fees totaling $145,384 and $0, respectively.

Cost of sales

Cost of sales represents costs directly related to the production and manufacturing of the Company’s yogurt smoothie products.  Costs include product development and print production costs.

Shipping and handling costs

Shipping and handling costs related to the shipment of goods to customers is classified as cost of sales.

Stock-based compensation

All equity-based payments to employees will be recorded and expensed in the statement of operations as applicable under SFAS No. 123R, “Share-Based Payment”.  The Company has not issued any equity based compensation to employees during the years ended December 31, 2007 and 2006, respectively.

Non-employee equity based compensation

Equity-based compensation awards issued to non-employees for services will be recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”). The Company has not issued any non-employee stock based compensation during the years ended December 31, 2007 and 2006, respectively.

Advertising – as restated

In accordance with Accounting Standards Executive Committee Statement of Position 93-7 costs incurred for producing and communicating advertising for the Company are charged to operations as incurred.

Advertising expense for the years ended December 31, 2007 and 2006 was $576,847 and $35,541, respectively.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and is not subject to federal and state income taxes; accordingly, no provision had been made.

Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability.  It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The adoption of SFAS No. 157 is not expected to have a material effect on its financial position, results of operations or cash flows.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159,  “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”).  SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.  The Company is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.  The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Note 3	Liquidity – as restated

As reflected in the accompanying financial statements, the Company has a net loss of $1,289,015 and net cash used in operations of $850,072 for the year ended December 31, 2007; and has a working capital deficit of $359,194 and a members’ deficit of $1,827,883.

The ability of the Company to continue its operations is dependent on Management's plans, which include the raising of capital through debt and/or equity markets with some additional funding from other traditional financing sources, including term notes, until such time that funds provided by operations are sufficient to fund working capital requirements.  The Company may need to incur additional liabilities with certain related parties to sustain the Company’s existence.

The Company will require additional funding to finance the growth of its current and expected future operations as well as to achieve its strategic objectives.  The Company believes its current available cash along with anticipated revenues may be insufficient to meet its cash needs for the near future.  There can be no assurance that financing will be available in amounts or terms acceptable to the Company, if at all.

On October 31, 2008, the Company entered into a Unit Purchase agreement with NXT, (See Note 9) in a transaction treated as a reverse acquisition and recapitalization of the Company.  Subsequent to the reverse acquisition, NXT raised $800,000 in convertible debt financing.  The Company believes that the utilization of its unique ingredient “SUSTA” will allow new product development that will provide future positive cash flows.

Note 4	Loans Payable and Royalty Payable - Related Parties

(A)	Loans Payable – Related Parties

In December 2006 and March 2007, respectively, the Company received an aggregate $150,000 and $50,000 from three related party members.  These advances, totaling $200,000, bear interest at 7.2% and are secured by all assets of the Company.  These advances are due on March 21, 2009.

On March 7, 2008, the Company entered into a loan agreement with a related party member to borrow an amount up to $388,500, of which $120,273 was advanced, with no stated terms during December 2007. An additional $268,227 was advanced during 2008. These loans bear interest at 6% with a default rate of interest of 12%.  The loans are secured by all assets of the company.  These loans are due on March 7, 2010.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

(B)	Royalty Payable – Related Party

The Company has a royalty license agreement with an entity whose president is also the president of the Company.  The Company licenses “SUSTA” for use in its retail products.  The terms of the agreement require the Company to pay a royalty of $0.05 per case of product sold.  Royalty expense for the years ending December 31, 2007 and 2006 were $2,090 and $1,713, respectively.  Royalty expense is included as a component of general and administrative expense.

At December 31, 2007 and 2006, the balance due under this royalty license agreement to this related party was $10,150 and $8,131, respectively.

Note 5	Members’ Deficit and Redeemable Equity

(A)	Class “A” units

●	Voting
●	At December 31, 2007 and 2006, 1,000,000 units were issued and outstanding.
●
In 2006, a member entered into an agreement with the Company and its existing members to acquire 400,000 units (approximately a 40% interest) for $300,000 ($0.75/unit).  The Company received $200,000 in December 2006 and the remaining $100,000 in April and May 2007.  The units were purchased on a pro-rata basis, thus only two-thirds of the units purchased (267,000 units) could be voted in 2006, and the remaining 133,000 units were issued and votable in 2007.

(B)	Cumulative Preferred Redeemable Class “B” units

●	Non-voting
●	At December 31, 2007 and 2006, 995,000 and 475,000 units were issued and outstanding, respectively.
●
In 2007, a member entered into an agreement with the Company and its existing members to acquire 520,000 units (approximately a 52% interest) for $520,000 ($1/unit).  The Company received these funds during the period from July – September 2007.

●        These securities have a cumulative 8% preferred return/dividend.
●	These securities are redeemable at the option of the holder, three years after ownership, the redemption right also provides the holder a $1/unit distribution.
●	Upon any liquidation or sale, this class of securities would be entitled to a $1/unit distribution.

In assessing the class “B” units, the Company has determined that the guidance in EITF Topic D-98, “Classification and Measurement of Redeemable Securities” applies.  Additionally, under SEC Rule 5-02.28 of Regulation S-X, it was determined that these securities were not solely in the control of the issuer and are required to be presented outside of permanent equity.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

As a result, the Company accounted for and presented these class “B” units as follows:

●
Cumulative preferred return at 8% increases the mezzanine balance with a corresponding    reduction to members’ deficit. For the years ended December 31, 2007 and 2006, the Company recorded preferred dividends of $55,327 and $38,000, respectively. Accrued preferred returns at December 31, 2007 and 2006 were $153,243 and $97,917, respectively.

●
At December 31, 2007 and 2006, not all of these securities were considered redeemable currently since a contingency had not been met.  Specifically, the 520,000 units sold in 2007 did not have the required passage of time (three years) for the holder to convert.  However, it became probable that these securities would become redeemable given the Company’s reverse acquisition with NXT Nutritionals, Inc. on October 31, 2008, as well as a subsequent reverse acquisition that is planned with a public shell in February 2009.

As a result, in August 2008, the Company recognized the change in redemption value by recording the total redemption value at this date. The Company recorded a $1/unit liquidation preference aggregating $995,000. It was determined that the inception date of NXT Nutritionals, Inc. provided the earliest measurement date for determining the recording of a liquidation preference.

In connection with the Company being acquired by NXT, the Company computed the maximum redemption amounts associated with the Class “B” Units as follows:

Class “B” Units sold to investors	$995,000
Unpaid accrued preferred return at 8%	219,240
Liquidation preference at $1/unit	995,000
Maximum redemption amount at December 31, 2007	$2,209,240

(C)	Contributed Capital – Related Party

During the year ended December 31, 2007, the Company recorded contributed capital of $6,960 for rent expense.  A member of the Company provided the use of their home to conduct business on behalf of the Company.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Note 6	Concentrations – as restated

Statement of Position 94-6 (SOP 94-6), “Disclosure of Certain Significant Risks and Uncertainties,” addresses corporate vulnerability to concentrations.

(A)  Accounts Receivable -  as restated

Customer	December 31, 2007	December 31, 2006
A	45%	-%
B	27%	97%
C	20%	-%

(B)  Sales – as restated

Customer	December 31, 2007	December 31, 2006
A	-%	-%
B	-%	82%
C	47%	-%
D	16%	17%

(C)  Accounts Payable

Vendor	December 31, 2007	December 31, 2006
A	37%	-%
B	29%	27%
C	11%	-%
D	-%	44%
E	-%	12%

(D)  Purchases

Vendor	December 31, 2007	December 31, 2006
A	77%	19%
B	10%	-%
C	10%	-%
D	- %	76%

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Note 7	Commitments and Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

Note 8	Restatement

During 2009, the Company discovered errors in the financial statements issued for the years ending December 31, 2007 and 2006.  The Company has adjusted these financial statements to reflect the following:

Accounts Receivable and Net Sales

The Company identified $79,435 of sales that were improperly recognized during the year ended December 31, 2008, since they were shipped during the year ended December 31, 2007.

Inventory and Cost of Sales

The Company identified inventory that was held by a third party manufacturer that was complete and deemed finished goods by the third party manufacturer. According to our agreement with the third party manufacturer, the Company owns the finished goods when they are ready for shipment.  The Company also identified raw materials that were held by the third party manufacturer on our behalf.  As of December 31, 2007 and 2006, the Company recorded inventory in the amounts of $50,534 and $22,882, respectively.

Accrued Expenses and General and Administrative Expenses

The Company identified $323,528 of expenses that were improperly recorded during the year ended December 31, 2008 for expenses that were incurred during the year ended December 31, 2007.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

The following tables present the impact of the above mentioned adjustments to the financial statement information:

Balance Sheet as of December 31, 2007:

	As Originally Reported	Restatement Adjustments	As Restated

Current Assets:
Cash	$68,819	-	$68,819
Accounts Receivable, net	87,883	79,435	167,318
Inventory	-	50,534	50,534
Total Current Assets	156,702	129,969	286,671

TOTAL ASSETS	$156,702	129,969	$286,671

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable and Accrued Expenses	$312,187	323,528	$635,715
Royalty payable – Related Party	10,150	-	10,150

Total current liabilities	322,337	323,528	645,865

Loans Payable – Related Parties	$320,273	-	$320,273
Accrued Interest Payable – Related Parties	173	-	173

Total Liabilities	642,783	323,528	966,311

Cumulative Preferred Redeemable Class B Units	1,148,243	-	1,148,243

Total Members’ Deficit	(1,634,324)	(193,559)	(1,827,883)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$156,702	$129,969	$286,671

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Balance Sheet as of December 31, 2006:

	As Originally Reported	Restatement Adjustments	As Restated

Current Assets:
Cash	$128,617	-	$128,617
Accounts Receivable, net	48,101	-	48,101
Inventory	0	22,882	22,882
Total Current Assets	176,718	22,882	199,600

TOTAL ASSETS	$176,718	22,882	$199,600

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable and Accrued Expenses	$59,053	-	$59,053
Royalty payable – Related Party	8,131	-	8,131

Total current liabilities	67,184	-	67,184

Loans Payable – Related Parties	$150,000	-	$150,000
Accrued Interest Payable – Related Parties	-	-	-

Total Liabilities	217,184	-	217,184

Cumulative Preferred Redeemable Class B Units	572,917	-	572,917

Total Members’ Deficit	(613,383)	22,882	(590,501)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$176,718	$22,882	$199,600

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Statement of Operations December 31, 2007:

	As Originally Reported	Restatement Adjustments	As Restated

Sales, net of slotting fees	$399,719	79,435	$479,154

Cost of Sales	793,943	(27,652)	766,291

Gross Loss	(394,224)	107,087	(287,137)

Operating Expenses:
General and Administrative	664,607	323,528	988,135

Total Operating Expenses	664,607	323,528	988,135

Loss From Operations	(1,058,831)	(216,441)	(1,275,272)

Other Income and Expenses, net	(13,743)	-	(13,743)

Net Loss	$(1,072,574)	$(216,441)	$(1,289,015)

Statement of Operations December 31, 2006:

	As Originally Reported	Restatement Adjustments	As Restated

Sales, net of slotting fees	$100,228	-	$100,228

Cost of Sales	147,276	(22,882)	124,394

Gross Loss	(47,048)	22,882	(24,166)

Operating Expenses:
General and Administrative	267,238	-	267,238

Total Operating Expenses	267,238	-	267,238

Loss From Operations	(314,286)	22,882	(291,404)

Other Income and Expenses, net	688	-	688

Net Loss	$(313,598)	$22,882	$(290,716)

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Statement of Cash Flows December 31, 2007:

	As Originally Reported	Restatement Adjustments	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(1,072,574)	$(216,441)	$(1,289,015)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Provision for uncollectible accounts receivable	30,000	-	30,000
Contributed rent – related party	6,960	-	6,960
Changes in Operating Assets and Liabilities:
Accounts receivable	(69,782)	(79,435)	(149,217)
Inventory	-	(27,652)	(27,652)
Accounts payable and accrued expenses	253,133	323,528	576,661
Accrued interest payable and other	2,191	-	2,191

Net Cash Used in Operating Activities	(850,072)	-	(850,072)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable – related parties	170,274	-	170,274
Proceeds from issuance of class A member units – related party	100,000	-	100,000
Proceeds from issuance of class B member units	520,000	-	520,000

Net Cash Provided By Financing Activities	790,274	-	790,274

Net (decrease) in cash	(59,798)	-	(59,798)

CASH AT BEGINNING OF PERIOD	$128,617	-	$128,617

CASH AT END OF PERIOD	$68,819	-	$68,819

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Statement of Cash Flows December 31, 2006:

	As Originally Reported	Restatement Adjustments	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(313,598)	$22,882	$(290,716)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Provision for uncollectible accounts receivable	-	-	-
Contributed rent – related party	-	-	-
Changes in Operating Assets and Liabilities:
Accounts receivable	192,899	-	192,899
Inventory	-	(22,882)	(22,882)
Accounts payable and accrued expenses	(158,435)	-	(158,435)
Accrued interest payable and other	300	-	300

Net Cash Used in Operating Activities	(278,834)	-	(278,834)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable – related parties	150,000	-	150,000
Proceeds from issuance of class A member units – related party	200,000	-	200,000
Proceeds from issuance of class B member units	-	-	-

Net Cash Provided By Financing Activities	350,000	-	350,000

Net (decrease) in cash	71,166	-	71,166

CASH AT BEGINNING OF PERIOD	$57,451	-	$57,451

CASH AT END OF PERIOD	$128,617	-	$128,617

A restated statement of changes in members’ equity is not presented as the components of the restatement have been shown on the balance sheet and statement of operations tables above.

Healthy Dairy, LLC
Notes to Financial Statements
December 31, 2007 and 2006

Note 9	Subsequent Events

(A)	Reverse Acquisition and Recapitalization

On October 31, 2008, the Company entered into a Unit purchase agreement with NXT which allowed NXT to acquire all of the issued and outstanding class “A” and class “B” units of the Company, making the Company a wholly-owned subsidiary of NXT.  NXT issued 14,000,000 shares of common stock in connection with its acquisition of the Company and NXT, LLC on a pro-rata basis.  The Company also expects to receive aggregate funding of an additional $1,200,000.  NXT accounted for this transaction as a reverse acquisition and recapitalization of Healthy Dairy, LLC.

(B)	Contributed Capital

During 2008, the Company recorded contributed capital of approximately $7,200 for rent expense.  A member of the Company provided the use of their home to conduct business on behalf of the Company.

(C)	Accrued Dividends

During 2008, the Company accrued an 8% preferred return on its outstanding class “B” units totaling approximately $66,000.  The accrued preferred return was through October 31, 2008 in connection with the reverse acquisition with NXT.  The Company ceased recording the preferred return at this date as the related class “B” units were part of the exchange and all associated rights and preferences ceased to exist.